First Quarter 2017 Earnings May 4, 2017 Exhibit 99.3

2 Earnings Call Presentation – 1Q 2017 Preliminary Matters Caution Regarding Forward-Looking Statements This presentation may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events, and can be identified by the fact that they relate to future actions, performance or results rather than strictly to historical or current facts. Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this report. Forward- looking statements involve a number of risks and uncertainties that are difficult to predict, and are not guarantees of future performance. Among the general factors that could cause actual results and financial condition to differ materially from estimated results and financial condition are those listed in periodic reports filed by Kemper Corporation with the Securities and Exchange Commission (SEC). No assurances can be given that the results and financial condition contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this report. The reader is advised, however, to consult any further disclosures Kemper makes on related subjects in its filings with the SEC. Non-GAAP Financial Measures: This presentation contains non-GAAP financial measures that the company believes are meaningful to investors. Non-GAAP financial measures have been reconciled to the most comparable GAAP financial measure. All data in this presentation is as of and for the period ending March 31, 2017 unless otherwise stated.

3 Earnings Call Presentation – 1Q 2017 Create Long-term Shareholder Value Sustainable competitive advantages and build core capabilities Growing returns and book value per share over time Diversified sources of earnings; Strong capital/liquidity positions; Disciplined approach to capital mgmt Deliver high single digit/low double digit ROE¹ over time 1 Return on Equity Consumer-related businesses with niche opportunities that: • Target underserved markets • Have limited, weak or unfocused competition • Require unique expertise (underwriting, claim, distribution, other) Strategic focus:

4 Earnings Call Presentation – 1Q 2017 First Quarter 2017 Highlights ¹Non-GAAP financial measure; Please see reconciliation in the appendix (Dollars in millions, except per Mar. 31, Dec. 31, Sept. 30, June 30, Mar. 31, share amounts) 2017 2016 2016 2016 2016 Net Income (Loss) Per Share (0.01)$ 0.60$ (0.32)$ 0.08$ (0.04)$ Net Operating Income (Loss) Per Share¹ (0.08)$ 0.56$ (0.40)$ 0.09$ (0.01)$ Earned Premiums 563.4$ 561.4$ 558.9$ 553.7$ 546.0$ Net Investment Income 81.6$ 79.9$ 77.7$ 73.7$ 67.0$ Book Value Per Share 38.67$ 38.52$ 40.51$ 41.17$ 39.92$ Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities¹ 34.81$ 35.00$ 34.27$ 34.78$ 34.97$ Three Months Ended

Improving Underlying Operating Performance

Dollars per Unrestricted Share - Diluted	Three Months Ended Mar. 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	Mar. 31, 2016	Variance QoQ
Income (Loss) from Continuing Operations	**$ (0.01)**	**$ 0.56**	**$ (0.36)**	**$ 0.08**	**$ (0.04)**	**0.03**
Net Realized Gains and Impairments	0.07	-	0.04	(0.01)	(0.03)	0.10
Net Operating Income (Loss)[1]	**(0.08)**	**0.56**	**(0.40)**	**0.09**	**(0.01)**	**(0.07)**
Sources of Volatility:						
Catastrophes	(0.83)	(0.16)	(0.16)	(0.64)	(0.49)	(0.34)
Alternative Investment Income	0.19	0.14	0.12	0.08	0.01	0.18
Prior Year Reserve Development	(0.14)	(0.04)	0.02	0.24	(0.03)	(0.11)
Voluntary Outreach Efforts	-	-	(0.98)	-	-	-
Total from Sources of Volatility	$ (0.78)	$ (0.06)	$ (1.00)	$ (0.32)	$ (0.51)	$ (0.27)
Underlying Operating Performance[1]	**$ 0.70**	**$ 0.62**	**$ 0.60**	**$ 0.41**	**$ 0.50**	**$ 0.20**

- Catastrophe losses significantly impacted 1Q16 and 1Q17 results. Loss expectations remain in-line with long-term pricing expectations.
- Alternative investments performance exceeded expectations and prior year
- 2017 included adverse prior year reserve development primarily from the Preferred Auto line
- 2017 nonstandard auto results showed significant improvement
- Preferred auto continued to be challenged; team is addressing with claims, rate and underwriting actions

[1]Non-GAAP financial measure; Please see appendix for more information

KEMPER Earnings Call Presentation – 1Q 2017 5

6 Earnings Call Presentation – 1Q 2017 Stable and Predictable Life & Health Earnings $150 $151 $152 $152 $153 $55 $50 $55 $54 $53 1Q16 2Q16 3Q16 4Q16 1Q17 Revenues Earned Premiums Net Investment Income (M M ) (M M ) • Earned premiums increased $3.2 million over 1Q16 • Life increased $1.3 million, driven by increased volume at Reserve National; Home Service premiums increased slightly as agent productivity increased • A&H increased $2.2 million • Comparing 1Q16 to 1Q17, net income increased $2 million to $22 million • Results remain stable and continue to provide strong predictable cash flows • Continue to focus on increasing distribution capabilities • Low interest rate environment continues to pressure investment results Revenues Net Operating Income $20 $16 $21 $23 $22 1Q16 2Q16 3Q16¹ 4Q16 1Q17 Net Operating Income ¹Excludes $50.6 million after-tax charge from implementing voluntary use of death verification databases $206 $207 $201 $205 $206

7 Earnings Call Presentation – 1Q 2017 Preferred Auto Challenged—Taking Actions • 1Q17 underlying combined ratio increased 5.3 percentage points • Preferred auto remains challenged by adverse loss cost trends and claims • Team focused on claims, rate and underwriting actions • New business increased with retention roughly flat 99.3 102.0 100.3 111.5 104.6 83.0 77.3 85.4 80.0 82.6 1Q16 2Q16 3Q16 4Q16 1Q17 Underlying Combined Ratio¹ Auto Home Total Preferred Lines • Underlying combined ratio improved a half a point • Net written premiums decreased $1 million, in line with expectations while retention increased 2 percent • Catastrophe loss expectations remain in line with long-term pricing expectations $106 $105 $107 $107 $104 $68 $68 $69 $68 $66 $11 $11 $11 $11 $11 1Q16 2Q16 3Q16 4Q16 1Q17 Earned Premiums by Line Auto Home Other (% ) (M M ) $181 $187 $184 $185 $186 Preferred Auto Homeowners ¹Non-GAAP financial measure; Please see reconciliation in the appendix

8 Earnings Call Presentation – 1Q 2017 Improving Trends in Nonstandard Personal Auto • 1Q17 underlying combined ratio improved 5.7 percentage points, primarily from higher average earned premiums • Net written premiums increased 5 percent over 1Q16 • Appropriately balancing continued profit improvement actions and growth 102.5 99.1 96.1 97.8 96.8 107.4 117.7 106.8 100.9 98.6 1Q16 2Q16 3Q16 4Q16 1Q17 Underlying Combined Ratio¹ Legacy Alliance United Total • Underlying combined ratio improved 8.8 points, driven by rate and underwriting actions taken in 2016 • Average earned premiums increased 13 percent; implemented a 6.9 percent rate increase on roughly half the book starting March 1, 2017 • Net written premiums increased 17 percent over 1Q16 $77 $79 $77 $79 $80 $120 $126 $130 $132 $136 1Q16 2Q16 3Q16 4Q16 1Q17 Earned Premiums by Line Legacy Alliance United (% ) (M M ) $216 $207 $205 $197 $211 Legacy Personal Auto Alliance United ¹Non-GAAP financial measure; Please see reconciliation in the appendix

9 Earnings Call Presentation – 1Q 2017 Consistent Portfolio Returns: High Quality, Moderate Risk 63% 27% 6% 4% 47% 26% 5% 4% 7% 4% 7% Short-term Diversified & Highly Rated Portfolio Portfolio Composition Fixed Maturity Ratings $5.2 Billion $6.7 Billion A or Higher ≤ CCC B / BB BBB Other Alternatives Equity¹ U.S. Gov’t States/ Munis Corporates • Investment portfolio produced an annualized pre-tax equivalent book yield of 5.4 percent in 1Q17, compared to 4.6 percent in 1Q16 • More than 75 percent of the total investment portfolio is comprised of fixed maturity securities, of which 90 percent is rated investment grade by S&P • Equity securities are primarily preferred stocks and ETF’s • Core portfolio produces stable net investment income results • Alternative investment portfolio is designed to provide enhanced returns over time and primarily consists of — Funds whose underlying investments tend to be in fixed income securities — Hedge funds that focus on liquidity 1 Excludes $202 million of Other Equity Interests of LP/LLC’s $67 $67 $68 $69 $67 $7 $10 $11 $15 1Q16 2Q16 3Q16 4Q16 1Q17 Alternative Investments Portfolio Core Portfolio Strong Performance Despite Low Rates (M M ) $67 $82 $80 $78 $74 Overview

10 Earnings Call Presentation – 1Q 2017 Strong Current Capital Position with Ample Liquidity Debt Shareholder’s Equity Debt Debt-to-Capital Historically <30% 2013 2014 2015 2016 1Q17 22.8% $2.7B 27.5% $2.7B 27.6% $2.7B 27.4% $2.7B 26.5% $2.8B Total Capitalization $360 $248 $144 1Q17 Subordinated Debt Maturing in 2054 Senior Debt Maturing in 2025 Senior Debt Maturing in 2017 Strong Parent Company Liquidity Risk-Based Capital Ratios $157 $330 $341 $299 $288 $225 $225 $225 $225 $225 2013 2014 2015 2016 1Q17 Borrowings available under Credit Agreement HoldCo Cash & Investments (M M ) 420 375 415 415 335 330 335 325 2014 2015 2016 2017E Life & Health Legacy P&C (% ) $382 $513 $524 $566 $555 (M M ) $752

Appendix

Non-GAAP Financial Measures

Diluted Consolidated Net Operating Income (Loss) Per Unrestricted Share is an after-tax, non-GAAP financial measure computed by excluding from Diluted Income (Loss) from Continuing Operations Per Unrestricted Share the after-tax per unrestricted share impact of net realized gains on sales of investments and net impairment losses recognized in earnings related to investments. The most directly comparable GAAP financial measure is Diluted Income (Loss) from Continuing Operations Per Unrestricted Share.

Kemper believes that Diluted Consolidated Net Operating Income (Loss) Per Unrestricted Share provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net realized gains on sales of investments and net impairment losses recognized in earnings related to investments included in Kemper's results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the company's investments, the timing of which is unrelated to the insurance underwriting process.

	For the Three Months Ended				
Per Unrestricted Share	1Q17	4Q16	3Q16	2Q16	1Q16
Consolidated Net Operating Income (Loss) - Diluted	$ (0.08)	$ 0.56	$ (0.40)	$ 0.09	$ (0.01)
Net Income (Loss) From:					
Net Realized Gains on Sales of Investments	0.13	0.11	0.15	0.07	0.09
Net Impairment Losses Recognized in Earnings	(0.06)	(0.11)	(0.11)	(0.08)	(0.12)
Income (Loss) from Continuing Operations	$ (0.01)	$ 0.56	$ (0.36)	$ 0.08	$ (0.04)

KEMPER Earnings Call Presentation – 1Q 2017 13

Non-GAAP Financial Measures

Underlying Operating Performance is a non-GAAP financial measure that is computed by excluding from the Diluted Income (Loss) from Continuing Operations Per Unrestricted Share the after-tax per unrestricted share impact of 1) net realized gains on sales of investments, 2) net impairment losses recognized in earnings related to investments, 3) current year catastrophe losses and LAE, 4) net investment income from alternative investments, 5) prior-year reserve development (both catastrophe and non-catastrophe), and 6) the initial impact of voluntary outreach efforts regarding life claims recorded in the third quarter of 2016. The most directly comparable GAAP financial measure is Diluted Income (Loss) from Continuing Operations Per Unrestricted Share.

Kemper believes Underlying Operating Performance provides investors with a valuable measure of its ongoing performance because it reveals underlying operational trends that otherwise might be less apparent if the items were not excluded. Underlying Operating Performance should not be considered a substitute for the Diluted Income (Loss) from Continuing Operations Per Unrestricted Share and does not reflect the overall profitability of our business.

Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders' equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trend in book value per share, excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.

	For the Period Ended				
	1Q17	4Q16	3Q16	2Q16	1Q16
Book Value Per Share	$ 38.67	$ 38.52	$ 40.51	$ 41.17	$ 39.92
Less: Net Unrealized Gains on Fixed Maturities Per Share	(3.86)	(3.52)	(6.24)	(6.39)	(4.95)
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities	$ 34.81	$ 35.00	$ 34.27	$ 34.78	$ 34.97

KEMPER Earnings Call Presentation – 1Q 2017 14

Non-GAAP Financial Measures

Underlying Combined Ratio is a non-GAAP financial measure that is computed by excluding the current year catastrophe and LAE ratio and the prior-year reserve development ratio (both non-catastrophe and catastrophes) from the combined ratio. The most directly comparable GAAP financial measure is the combined ratio, which is computed by adding the total incurred loss and LAE ratio, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the insurance expense ratio.

Kemper believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in Kemper's property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses may cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on incurred losses and LAE and the combined ratio. Prior-year reserve development is caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of the company's insurance products in the current period. Kemper believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing its underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.

	For the Three Months Ended				
	1Q16	2Q16	3Q16	4Q16	1Q17
Preferred Personal Automobile					
Underlying Combined Ratio	99.3%	102.0%	100.3%	111.5%	104.6%
Current Year Catastrophe Loss and LAE Ratio	4.6%	4.9%	1.1%	0.3%	4.5%
Prior Years Non-Catastrophe Losses and LAE Ratio	1.8%	(0.7%)	(0.4%)	3.8%	10.4%
Prior Years Catastrophe Losses and LAE Ratio	(0.2%)	(0.1%)	0.0%	0.0%	0.0%
Combined Ratio as Reported	105.5%	106.1%	101.0%	115.6%	119.5%
Homeowners					
Underlying Combined Ratio	83.0%	77.3%	85.4%	80.0%	82.6%
Current Year Catastrophe Loss and LAE Ratio	43.9%	59.2%	11.4%	16.7%	85.2%
Prior Years Non-Catastrophe Losses and LAE Ratio	(4.0%)	(0.7%)	(0.9%)	0.9%	1.1%
Prior Years Catastrophe Losses and LAE Ratio	(3.5%)	(12.4%)	(5.1%)	(3.7%)	(0.9%)
Combined Ratio as Reported	119.4%	123.4%	90.8%	93.9%	168.0%

KEMPER Earnings Call Presentation – 1Q 2017 15

16 Earnings Call Presentation – 1Q 2017 Non-GAAP Financial Measures Underlying Combined Ratio – Continued 1Q16 2Q16 3Q16 4Q16 1Q17 Legacy Nonstandard Personal Automobile Underlying Combined Ratio 102.5% 99.1% 96.1% 97.8% 96.8% Current Year Catastrophe Loss and LAE Ratio 2.2% 2.9% 2.2% (0.1%) 1.4% Prior Years Non-Catastrophe Losses and LAE Ratio 1.8% (3.4%) 4.4% (0.5%) 3.7% Prior Years Catastrophe Losses and LAE Ratio 0.0% 0.0% (0.1%) 0.0% (0.1%) Combined Ratio as Reported 106.5% 98.6% 102.6% 97.2% 101.8% Underlying Combined Ratio 107.4% 117.7% 106.8% 100.9% 98.6% Current Year Catastrophe Loss and LAE Ratio 0.0% 0.0% 0.1% 0.0% 0.4% Prior Years Non-Catastrophe Losses and LAE Ratio 5.4% (0.3%) (1.0%) 0.2% (2.8%) Prior Years Catastrophe Losses and LAE Ratio 0.0% 0.0% 0.0% 0.0% 0.0% Combined Ratio as Reported 112.8% 117.4% 105.9% 101.1% 96.2% Underlying Combined Ratio 105.4% 110.5% 102.8% 99.7% 97.9% Curr nt Year Catastrophe Loss and LAE Ratio 0.9% 1.1% 0.9% 0.0% 0.8% Prior Years Non-Catastrophe Losses and LAE Ratio 4.0% (1.5%) 1.0% 0.0% (0.4%) Prior Years Catastrophe Losses and LAE Ratio 0.0% 0.0% 0.0% 0.0% 0.0% Combined Ratio as Reported 110.3% 110.1% 104.7% 99.7% 98.3% Alliance United For the Three Months Ended Total Nonstandard Personal Automobile